Ivy Funds

Supplement dated August 31, 2011 to the

Ivy Funds Prospectus

dated July 29, 2011

and as supplemented August 18, 2011

The following replaces the sentence under the heading “Portfolio Manager” for Ivy Small Cap Value Fund on page 30 of the Ivy Funds prospectus:

Christopher J. Parker, Vice President of IICO, became portfolio manager of the Fund on September 1, 2011.

The following replaces the paragraph of the “The Management of the Funds — Portfolio Management” section for Ivy Small Cap Value Fund and Ivy Value Fund on page 170 and 171 of the Ivy Funds prospectus:

Ivy Small Cap Value Fund: Christopher J. Parker is primarily responsible for the day-to-day management of Ivy Small Cap Value Fund, and has held his Fund responsibilities since September 1, 2011. He is Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of another investment company for which WRIMCO serves as investment manager. Mr. Parker joined IICO in January 2008 as an investment analyst. He served as Assistant Vice President and assistant portfolio manager for investment companies managed by IICO and WRIMCO from July 2010 until August 2011. He earned a BS degree in finance from Boston College and an MBA with concentrations in finance and management/strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

Ivy Value Fund: Matthew T. Norris is primarily responsible for the day-to-day management of Ivy Value Fund, and has held his Fund responsibilities since the inception of the Fund, and was the portfolio manager for the predecessor fund since July 2003. Mr. Norris is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO serves as investment manager. From June 2005 until April 2010, he served as Director of Equity Research for IICO and WRIMCO. From January 2000 until June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital Management, Inc. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Supplement	Prospectus	1